Exhibit 99.1

Super League Acquires MELON,

Bolstering Vertically-Integrated Strategy to Power Experiences Across the Immersive Web

Acquisition solidifies Super League’s position as the premier end-to-end provider of branded immersive experiences across Web2 and Web3 ecosystems

Santa Monica, Calif. - (May 9, 2023) – Super League (Nasdaq: SLGG), a leading publisher of immersive experiences across the world’s largest metaverse gaming platforms, announced today the acquisition of MELON, a groundbreaking development studio building innovative virtual worlds in partnership with powerful consumer brands across music, film, TV, sports, fashion and youth culture. With this acquisition, Super League further strengthens its position as a one-stop solutions provider and strategic operating partner for marquee brands and businesses seeking to expand and activate communities throughout the gaming metaverse.

“This accretive acquisition fits perfectly within Super League’s strategy of expanding our technology and capability backbone to further entrench the Company’s position as a leader in the emergence of the immersive web,” said Ann Hand, Chair and CEO of Super League. “M&A and consolidation are becoming predominant themes in our space, making our multiverse approach to virtual world publishing even more poignant in today’s market. The next generation internet is arriving, both within gaming and more broadly. It is more immersive, customizable, and sticky for consumers. Brands are coming to us initially to reach elusive young audiences and achieve campaign-oriented marketing objectives – but increasingly they stay with us as an enterprise solutions partner to help modernize the experience they provide for their digital community.”

MELON's focus on brand strategy and storytelling as core ingredients to driving successful business outcomes, combined with their development experience and innovative use of new technologies, have established the company as a consistent pioneer. Incorporating these capabilities, alongside Super League's industry-leading measurement and monetization software suite and proven player acquisition proficiency, creates a vertically-integrated powerhouse in the fastest growing segment of the video game industry. Through the acquisition of MELON, the company now has internal creation capabilities across multiple platforms such as Roblox and Minecraft, deep audience development expertise, an unparalleled network of creator partnerships whose experiences reach more than 100 million monthly active users (‘MAUs’), and proprietary in-world monetization and digital-to-physical technology that delivers impactful results for brands and IP owners on a global scale.

MELON grew to prominence developing numerous high-profile experiences and creating one-of-a-kind experiences within Roblox, having worked with brands including the NFL, Chipotle, Mattel, Clarks, Dave & Buster’s, and PacSun. Well-known for their achievements in the music industry, MELON was the first company to bring a music event to life on Roblox, and was the first independent studio to create an avatar-based music performance on the platform. The company has produced multiple award-winning virtual music events in partnership with major recording artists and record labels that have attracted millions of visitors - featuring such global stars as KSI, Ava Max, Tai Verdes, George Ezra and Zara Larsson.

“We’re thrilled to combine forces with Super League and expand upon an ambitious creative and strategic vision shared by both companies,” said Josh Neuman, co-founder and CEO of MELON. “There is no one size fits all for brands and IP owners entering the space. With Super League and MELON operating as an integrated company, we can provide brands with the full spectrum of crawl, walk, run alternatives designed to achieve targeted business objectives. We now have best-in-class execution capabilities at all levels under one roof, with the infrastructure to scale far beyond what we thought was possible.”

Collectively, Super League and MELON have helped usher more than 100 brands and consumer-facing businesses into Roblox, Minecraft, and Fortnite, the three most significant metaverse gaming platforms focused on empowering gaming creators. Activations include an unparalleled range of programs, including branded worlds, integrations into existing popular experiences, custom limited-time-engagements such as concerts, tentpole cultural events, influencer play-throughs, content broadcasts, avatar item collections, and media campaigns.

“Other than watching videos, kids, teenagers and young adults - the hardest to reach of audiences - spend more time on their digital devices within games and immersive worlds than anywhere else. If you’re responsible for marketing a consumer facing brand, whether a retail product, sports organization, entertainment property, travel destination, or even a housing development, you can choose to engage young people where they are the most passionate, creative, connected, and inspired … or not,” said Matt Edelman, President and Chief Commercial Officer of Super League. “We have just added the necessary expertise to deliver more inspired spaces. This deal will supercharge everything we do and are determined to accomplish.”

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About Super League

Super League (Nasdaq: SLGG) is a leading strategically-integrated publisher and creator of games and experiences across the world’s largest immersive digital platforms. From metaverse gaming powerhouses such as Roblox, Minecraft and Fortnite, to the most popular Web3 environments such as Sandbox and Decentraland, to bespoke worlds built using the most advanced 3D creation tools, Super League’s innovative solutions provide incomparable access to massive audiences who gather in immersive digital spaces to socialize, play, explore, collaborate, shop, learn and create. As a true end-to-end activation partner for dozens of global brands, Super League offers a complete range of development, distribution, monetization and optimization capabilities designed to engage users through dynamic, energized programs. As an originator of new experiences fueled by a network of top developers, a comprehensive set of proprietary creator tools and a future-forward team of creative professionals, Super League accelerates IP and audience success within the fastest growing sector of the media industry. For more, go to superleague.com.

Forward-Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995. Statements in this press release that are not strictly historical are “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve substantial risks, uncertainties and assumptions, including statements related to the Company and Melon and our acquisition of Melon’s assets that could cause actual results to differ materially from those expressed or implied by such statements. Forward-looking statements in this communication include, among other things, statements about the potential benefits of our acquisition of Melon and its assets, our possible or assumed business strategies, potential growth opportunities, new products and potential market opportunities. Risks and uncertainties include, among other things, risks related to our ability to successfully integrate Melon’s operations; our ability to implement its plans, forecasts and other expectations with respect to Melon’s business; our ability to realize the anticipated benefits of the acquisition of Melon, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; disruption from the acquisition of Melon making it more difficult to maintain business and operational relationships; the outcome of any legal proceedings related to the transaction or otherwise; the negative effects of the announcement or the consummation of the acquisition of Melon on the market price of our common stock or on our operating results; significant transaction costs; unknown liabilities; attracting new customers and maintaining and expanding our existing customer base, our ability to scale and update our platform to respond to customers’ needs and rapid technological change, increased competition on our market and our ability to compete effectively, and expansion of our operations and increased adoption of our platform internationally. Additional risks and uncertainties that could affect our financial results are included in the section titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2022 and other filings that we make from time to time with the Securities and Exchange Commission (‘SEC’) which, once filed, are available on the SEC’s website at www.sec.gov. In addition, any forward-looking statements contained in this communication are based on assumptions that we believe to be reasonable as of this date. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

CONTACT

For Super League

Gillian Sheldon

gillian.sheldon@superleague.com